T. Rowe Price Institutional Large-Cap Value Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2019

At a meeting held on October 29, 2019, the fund’s Board of Directors approved certain changes to the fund, as set out below, effective May 1, 2020. The summary prospectus and prospectus will be updated to reflect the changes on or about May 1, 2020.

The fund’s name will change to T. Rowe Price Large-Cap Value Fund and all of its outstanding shares will be designated as I Class shares. The name of the corporation of which the fund is a series will change from T. Rowe Price Institutional Equity Funds, Inc. to T. Rowe Price Equity Funds, Inc.

The fund’s annual investment management fee will be the lesser of the current management fee of 0.55% of the fund’s average daily net assets and a “combined fee.” The combined fee will consist of two components – an individual fund fee, equal to 0.26% of the fund’s average daily net assets, and a group fee. The group fee will be calculated based on the combined net assets of certain mutual funds sponsored by T. Rowe Price Associates, Inc. applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee will be determined by applying the group fee rate to the fund’s average daily net assets. As of October 31, 2019, the effective annual group fee rate was 0.29%. Assuming such group fee rate is in effect on May 1, 2020, the fund’s annual investment management fee rate would be 0.55% on such date.

The date of this supplement is February 11, 2020.

E130-041 2/11/20